4Q’17 Earnings CALL Supplemental INVESTOR Presentation February 15, 2018 Exhibit 99.1

Forward-Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about our plans, strategies, outlook, occupancy, ADR and growth trends, market share, the number of properties we expect to open in the future, the amount by which the Company intends to reduce its real estate asset base and the anticipated timeframe for such asset dispositions, our expected adjusted SG&A expense, our estimated comparable systemwide RevPAR growth, our estimated Adjusted EBITDA growth, maintenance and enhancement to existing properties capital expenditures, investments in new properties capital expenditures, depreciation and amortization expense and interest expense estimates, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and the pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters such as earthquakes, tsunamis, tornadoes, hurricanes, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases or fear of such outbreaks; our ability to successfully achieve certain levels of operating profits at hotels that have performance guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans and common stock repurchase program and other forms of shareholder capital return, including the risk that our common stock repurchase program could increase volatility and fail to enhance shareholder value; our intention to pay a quarterly cash dividend and the amounts thereof, if any; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party property owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and the introduction of new brand concepts; the timing of acquisitions and dispositions; failure to successfully complete proposed transactions (including the failure to satisfy closing conditions or obtain required approvals); our ability to successfully execute on our strategy to reduce our real estate asset base within targeted timeframes and at expected values; declines in the value of our real estate assets; unforeseen terminations of our management or franchise agreements; changes in federal, state, local, or foreign tax law; the impact of changes in the tax code as a result of recent U.S. federal income tax reform and uncertainty as to how some of those changes may be applied; increases in interest rates and operating costs; foreign exchange rate fluctuations or currency restructurings; lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, including as a result of industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and the level of acceptance of the program by our guests; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; violations of regulations or laws related to our franchising business; and other risks discussed in the Company's filings with the SEC, including our annual report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Non-GAAP Financial Measures This presentation includes references to certain financial measures, each identified with the symbol“†”, that are not calculated or presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. For how we define the non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure, please refer to the Appendix at the end of this presentation. Disclaimer

Overview Strong Performance in 2017 Well Positioned for Long-Term Growth Executing Capital Strategy with Discipline Solid Outlook for 2018

$448M 2.5% $785M 2017 Results At A Glance Net Income attributable to Hyatt Comparable Systemwide RevPAR Adjusted EBITDA† Total Management & Franchise Fees 2016 2017 $204M $249M Growth 22.3% $816M $505M 3.3% New Hotel Openings 59 71 Total Managed & Franchised Rooms 174K 186K 7.0% Share Repurchases $272M $723M 3.9% Total Managed & Franchised hotels and rooms do not include vacation ownership, residential or branded spas and fitness studios. Results do not reflect impact of adoption of new revenue recognition standard in 2018. 12.8% Return on Gross Assets† 7.9% 8.1% 20 BPS

Full-Year Adjusted EBITDA† ($ millions) Growth, after adjustments (compared to 2016) Adjusted EBITDA† Grew 7%, After Adjustments Growth, as reported (compared to 2016) Results do not reflect impact of adoption of new revenue recognition standard in 2018. See appendix for details. +7% +4%

Hyatt Portfolio Has Grown More Than 50% Since IPO ~3.5% CAGR (2008-2012) ~6.3% CAGR (2013-2017) Total rooms do not include vacation ownership, residential or branded spas and fitness studios.

Pipeline Reflects Significant Growth, Diversification Total Managed & Franchised rooms do not include vacation ownership, residential or branded spas and fitness studios.

Fees Have Grown at Double-Digit Pace 7.8% CAGR 10.8% CAGR Management & Franchise Rooms do not include owned and leased portfolio, vacation ownership, residential or branded spas and fitness studios. Reflects third-party Management & Franchise fees, as reported in our consolidated financial statements. Results do not reflect impact of adoption of new revenue recognition standard in 2018.

Earnings Continue to Shift from Owned & Leased to Managed & Franchised Earnings composition percentages above exclude Corporate & Other and eliminations. Results do not reflect impact of adoption of new revenue recognition standard in 2018. (1) M&F Contribution consists of Americas, EAME / SWA and ASPAC reportable management & franchising segments. (2) M&F of 37% consists of: Americas 25%, EAME/SWA 6% and ASPAC 6%. (3) M&F of 48% consists of: Americas 37%, EAME/SWA 4% and ASPAC 7%. Adjusted EBITDA† by Business Mix M&F Contribution(1): 1,100 bps

Margins Have Expanded With Favorable SG&A Leverage Results do not reflect impact of adoption of new revenue recognition standard in 2018.

Share Repurchases and Public Float 32% Decline in Shares Outstanding (millions of shares) +10% (46)% (32)% Class A Class B Share Repurchases ($ millions) ~39M Class B Shares Converted to Class A Since 2011, Mitigating Adverse Float Impact of Class A Repurchases Class A float ~40% ~$3.0B total repurchases Share counts as of January 31, 2010 and December 31, 2017.

The House of Hyatt: Integrating Strategy with Execution CULTIVATE the Best People and Evolve the Culture BUILD & DELIVER Brand-Led Experiences OPERATE with Excellence GROW with Intent OUR MISSION: We deliver distinctive experiences for our guests OUR PURPOSE: To care for people so they can be their best OUR STRATEGY TO CREATE VALUE FOR CUSTOMERS, COLLEAGUES AND SHAREHOLDERS OUR VISION: A world of understanding and care OUR PLAN TO EXECUTE OUR STRATEGY INTEGRATE NEW GROWTH PLATFORMS MAXIMIZE OUR CORE BUSINESS OPTIMIZE CAPITAL DEPLOYMENT

Hyatt’s Long-term Growth Strategy MAXIMIZE OUR CORE BUSINESS High-quality, differentiated brands and experiences which command a premium and increase frequency with consumers [RevPAR Growth] Superior hotel economics which attract owners and drive development [Net Rooms Growth] [Margin expansion] INTEGRATE NEW GROWTH PLATFORMS Complementary adjacencies which expand the World of Hyatt [premium revenue realization] [new lines of business] Wellness / mindfulness [Miraval and exhale] Alternative accommodations [Oasis Collections] Tailored travel and leisure experiences Travel alliances OPTIMIZE CAPITAL DEPLOYMENT Drive growth and enhance returns while maintaining investment grade credit rating [accelerate earnings mix shift] Disposition of $1.5B of real estate by the end of 2020 Reinvestment in new growth engines Return of capital to shareholders

Two Distinct Categories of Asset Dispositions Absolute EBITDA loss Buyer Interest Permanent Sell-Down Considerations Recycling Considerations Valuation (above-average EBITDA multiple) Ability to replace EBITDA Medium-term asset performance expectations Ability to drive improved property performance Tax exposure Near-term capex needs Ability to retain management or franchising agreements Proceeds will be used to invest in: 1) Asset-lighter hotel management platforms 2) Non-hotel experience growth platforms 3) Incremental shareholder returns Proceeds will be recycled to: 1) Enter hotel markets where Hyatt is underrepresented 2) Acquire hotel assets where value can be enhanced by Hyatt management

Illustrative $1.5B Asset Disposition Portfolio Summary of Illustrative Remaining Portfolio ($ millions) Sale value (pre-tax) ~$1,195 Implied average EBITDA multiple on portfolio ≥ 15x Estimated annual lost Adj. EBITDA (O&L Segment) $60 – $75 Estimated tax impact 10% – 15% Estimated net proceeds (after-tax) $1,075 – $1,015 Anticipate most significant disposition activity will occur in 2018, though timing remains uncertain Initial tranche includes Andaz Maui at Wailea and Grand Hyatt San Francisco Anticipated benefits of disposition activity include: Higher EBITDA growth rate in short/medium term Higher mix of fee-based earnings Lower earnings volatility Lower ongoing capex Increased capacity for growth investments and return of capital to shareholders Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Progress to Date ($ millions) Sale value (pre-tax) – 2 Arizona properties in 4Q’17 ~$305 Blended EBITDA multiple (based on 2017) 12.6x Estimated annual lost Adj. EBITDA (O&L Segment) $24

Criteria for Growth Investments STRATEGIC OBJECTIVES Expand brand portfolio within existing higher-end chain scales [Luxury, Upper Upscale, and Upscale] Expand geographic footprint Enhance the guest experience Expand distribution capabilities FINANCIAL OBJECTIVES Sizable acquisitions to replace lost EBITDA from asset disposition plan Accretive to overall growth, and to earnings within acceptable “ramp” period Consistent with evolution to a more fee-driven business model [“Asset-Lighter”] Synergies

Illustrative Impact of Capital Strategy on Earnings Mix Adjusted EBITDA† by Business Mix Earnings composition percentages above exclude Corporate & Other and eliminations. Expected business mix in 2020 assumes successful completion of $1.5 billion disposition plan and some level of reinvestment of disposition proceeds. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Results do not reflect impact of adoption of new revenue recognition standard in 2018. (1) M&F Contribution consists of Americas, EAME / SWA and ASPAC reportable management & franchising segments. M&F Contribution(1): 1,200 bps

High Single-Digit, Low Double-Digit Earnings Growth Model

Illustrative Adjusted EBITDA† Growth Model (2018-2020F)

(in percentage points of Total Adjusted EBITDA†)

	Managed & Franchised	Owned & Leased
+1% to 3% RevPAR Growth	~1% to 2%	~1% to 4%
+6% to 7% Net Rooms Growth	~3% to 4%	-----
Subtotal	**~ 4% to 6%**	**~1% to 4%**
	~5% to 10%	
Adjusted SG&A† Leverage	~1%	
Estimated Total Adjusted EBITDA† Growth	**~6% to 11%**	

2009-2017 Adjusted EBITDA† CAGR = 8.5%

1 pt. of Systemwide RevPAR Growth = Estimated Growth of $10M–$20M in Total Adjusted EBITDA†

HYATT®

Model does not not reflect impact of adoption of new revenue recognition standard in 2018, foreign currency translation, and any additional asset dispositions and/or transactions beyond what has been announced as of this date. M&F segments consist of the Americas, EAME/SWA and ASPAC reportable management & franchising segments. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

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2018 Outlook

	Low Case	High Case
Net Income attributable to Hyatt	$176M	$215M
Adjusted EBITDA†	$805M	$825M
Comparable Systemwide RevPAR	1%	3%
Net Rooms Additions	6.0%	6.5%
Adjusted SG&A†	~$300M	
Capital Expenditures	~$350M	
Effective Tax Rate	31%	27%
Total Shareholder Returns	At least $300M	

The above outlook does not reflect impact of adoption of new revenue recognition standard in 2018, asset disposition and recycling.

HYATT®

Total Managed & Franchised rooms do not include vacation ownership, residential or branded spas and fitness studios. Results do not reflect impact of adoption of new revenue recognition standard in 2018. The Company's forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurance that the Company will achieve these results.

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Expected Adjusted EBITDA† Growth of 7%-10% After Adjustments Note: Range of $805M–$825M excludes estimated $25M and $31M of adverse revenue recognition impact in 2017 and 2018, respectively, as it relates to deferred gains. The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. See appendix for details. Growth, after adjustments (compared to 2017) Growth, as reported (compared to 2017) +10% +1% +7% -1% Full-Year Adjusted EBITDA† ($ millions)

Impact of U.S. Tax Reform The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Effective Tax Rate (“ETR”) of 56%, or 37% excluding a 19 percentage-point impact of U.S. tax reform Impact of U.S. tax reform was recognized as a special item and excluded from adjusted EPS in 4Q’17 results Expected ongoing ETR of 27% to 31%, reflecting a 6 to 10 percentage point reduction Reduction driven by reduced corporate tax rate from 35% to 21%, partially offset by increased disallowed expenses in the U.S. Excludes potential 2018 impact of transactions (dispositions and asset recycling) Incremental cash tax savings of $20M – $25M 2018 estimates do not include certain provisions of U.S. tax reform for which Hyatt’s analysis is not yet complete 2017 Actual 2018 Expected Impact

Rooms Growth by Year Net Rooms Growth (compared to prior year) 5.7% 7.3% 7.0% ~6.25%(1) ≥7.6% Total Managed & Franchised hotels and rooms do not include vacation ownership, residential or branded spas and fitness studios. Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. (1) Reflects approximate midpoint of 6.0% to 6.5% net rooms growth in 2018 Outlook. Pipeline: Approx. 70,000 rooms / 330 hotels Represents 37.7% of existing rooms, 45.3% of existing hotels

Returns to shareholders are expected to be a minimum of $300M in 2018 Initiating a quarterly cash dividend of $0.15 per common Class A and Class B share, reflecting a ~0.8% yield at the current stock price Shareholder returns will consist of a mix of common dividends and share buybacks Committed to maintaining an investment-grade credit rating At 12/31/2017, estimated leverage was ~2.1x based on assumed S&P methodology 2018 Total Shareholder Return Expectation The Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results.

Appendix: Non-GAAP Reconciliation Hyatt Hotels Corporation Definitions; Non-GAAP Financial Measures; Reconciliations of Non-GAAP Financials Measures to U.S. GAAP This presentation includes references to certain financial measures that are not calculated or presented in accordance with United States GAAP. These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures, as presented, may not be comparable to similarly titled measures of other companies due to varying methods of calculations. Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization ("Adjusted EBITDA") and EBITDA We use the terms Adjusted EBITDA and EBITDA throughout this presentation. Adjusted EBITDA and EBITDA, as the Company defines them, are non-GAAP measures. We define Adjusted EBITDA as net income attributable to Hyatt Hotels Corporation plus its pro rata share of unconsolidated hospitality ventures Adjusted EBITDA based on its ownership percentage of each venture, adjusted to exclude the following items: interest expense; provision for income taxes; asset impairments; depreciation and amortization; equity earnings (losses) from unconsolidated hospitality ventures; stock-based compensation expense; gains (losses) on sales of real estate; and other income (loss), net. We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to corporate and other Adjusted EBITDA. Our board of directors and executive management team focus on Adjusted EBITDA as a key performance and compensation measure both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our president and chief executive officer, who is the chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in significant part, by assessing the Adjusted EBITDA of each segment. In addition, the compensation committee of our board of directors determines the annual variable compensation for certain members of our management based in part on consolidated Adjusted EBITDA, segment Adjusted EBITDA or some combination of both. We believe Adjusted EBITDA is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance and making compensation decisions. Adjusted EBITDA and EBITDA are not substitutes for net income attributable to Hyatt Hotels Corporation, net income, or any other measure prescribed by accounting principles generally accepted in the United States of America (GAAP). There are limitations to using non-GAAP measures such as Adjusted EBITDA and EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income generated by our business. Our management addresses these limitations by reference to its GAAP results and using Adjusted EBITDA supplementally. See our consolidated financial statements included in our Form 10-K filed on February 15, 2018.

Appendix: Non-GAAP Reconciliation (cont.) Adjusted EBITDA Margin We define Adjusted EBITDA margin as Adjusted EBITDA divided by total revenues, net of other revenues from managed and franchised properties. Other revenues from managed and franchised properties reflect reimbursed costs incurred on behalf of managed and franchised hotel property owners. We believe Adjusted EBITDA margin is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance.   Adjusted Net Income Adjusted net income, as we definite it, is a non-GAAP measure. We define Adjusted net income as net income attributable to Hyatt Hotels Corporation excluding special items, which are those items deemed not to be reflective of ongoing operations. We believe Adjusted net income provides meaningful comparisons of ongoing operating results.   Adjusted Selling, General, and Administrative (SG&A) Expenses Adjusted SG&A expenses, as we define it, is a non-GAAP measure. Adjusted SG&A expenses exclude the impact of expenses related to benefit programs funded through rabbi trusts and stock-based compensation expense. Adjusted SG&A expenses assist us in comparing our performance over various reporting periods on a consistent basis since it removes from our operating results the impact of items that do not reflect our core operations, both on a segment and consolidated basis.   Comparable Owned and Leased Hotels Operating Margin We define comparable owned and leased hotels operating margin as the difference between comparable owned and leased hotels revenues and comparable owned and leased hotels expenses. Comparable owned and leased hotels revenues is calculated by removing non-comparable hotels revenues from owned and leased hotels revenues as reported in our consolidated statements of income. Comparable owned and leased hotels expenses is calculated by removing both non-comparable owned and leased hotels expenses and the impact of expenses funded through rabbi trusts from owned and leased hotels expenses as reported in our consolidated statements of income. We believe comparable owned and leased hotels operating margin is useful to investors because it provides investors the same information that the Company uses internally for purposes of assessing operating performance.   Comparable Hotels "Comparable systemwide hotels" represents all properties we manage or franchise (including owned and leased properties) and that are operated for the entirety of the periods being compared and that have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared or for which comparable results are not available. We may use variations of comparable systemwide hotels to specifically refer to comparable systemwide Americas full service or select service hotels for those properties that we manage or franchise within the Americas management and franchising segment, comparable systemwide ASPAC full service hotels for those properties that we manage or franchise within the ASPAC management and franchising segment, or comparable systemwide EAME/SW Asia full service or select service hotels for those properties that we manage or franchise within the EAME/SW Asia management and franchising segment. "Comparable operated hotels" is defined the same as "comparable systemwide hotels" with the exception that it is limited to only those hotels we manage or operate and excludes hotels we franchise. "Comparable owned and leased hotels" represents all properties we own or lease and that are operated and consolidated for the entirety of the periods being compared and have not sustained substantial damage, business interruption, or undergone large scale renovations during the periods being compared or for which comparable results are not available. Comparable systemwide hotels and comparable owned and leased hotels are commonly used as a basis of measurement in our industry. "Non-comparable systemwide hotels" or "non-comparable owned and leased hotels" represent all hotels that do not meet the respective definition of "comparable" as defined above.

Appendix: Non-GAAP Reconciliation (cont.) Constant Dollar Currency We report the results of our operations both on an as reported basis, as well as on a constant dollar basis. Constant dollar currency, which is a non-GAAP measure, excludes the effects of movements in foreign currency exchange rates between comparative periods. We believe constant dollar analysis provides valuable information regarding our results as it removes currency fluctuations from our operating results. We calculate constant dollar currency by restating prior-period local currency financial results at the current period’s exchange rates. These adjusted amounts are then compared to our current period reported amounts to provide operationally driven variances in our results.   Return on Average Gross Assets (ROGA) Return on average gross assets (ROGA), as we define it, is a non-GAAP measure. We calculate ROGA as Adjusted EBITDA divided by average gross assets. We define gross assets as total assets plus accumulated depreciation of property, plant, and equipment. We believe ROGA is useful to investors because it provides investors the same information that the Company uses internally for purposes of evaluating performance and making compensation decisions.   Revenue per Available Room (RevPAR) RevPAR is the product of the average daily rate (ADR) and the average daily occupancy percentage. RevPAR does not include non-room revenues, which consist of ancillary revenues generated by a hotel property, such as food and beverage, parking, and other guest service revenues. Our management uses RevPAR to identify trend information with respect to room revenues from comparable properties and to evaluate hotel performance on a regional and segment basis. RevPAR is a commonly used performance measure in our industry. RevPAR changes driven predominantly by changes in occupancy have different implications for overall revenue levels and incremental profitability than do changes driven predominantly by changes in average room rates. For example, increases in occupancy at a hotel would lead to increases in room revenues and additional variable operating costs (including housekeeping services, utilities, and room amenity costs), and could also result in increased ancillary revenues (including food and beverage). In contrast, changes in average room rates typically have a greater impact on margins and profitability as there is no substantial effect on variable costs.   Average Daily Rate (ADR) ADR represents hotel room revenues, divided by the total number of rooms sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in our industry, and we use ADR to assess the pricing levels we are able to generate by customer group, as changes in rates have a different effect on overall revenues and incremental profitability than changes in occupancy, as described above.   Occupancy Occupancy represents the total number of rooms sold divided by the total number of rooms available at a hotel or group of hotels. Occupancy measures the utilization of a hotel's available capacity. We use occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help us determine achievable ADR levels as demand for hotel rooms increases or decreases. Pipeline Pipeline reflects fully executed management and franchise agreements.

Appendix: Non-GAAP Reconciliation (cont.)

Appendix: Non-GAAP Reconciliation (cont.) Company’s forecasts are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. 28

Appendix: Non-GAAP Reconciliation (cont.)

Appendix: Non-GAAP Reconciliation (cont.)

Appendix: Non-GAAP Reconciliation (cont.) 31

Appendix: Non-GAAP Reconciliation (cont.)